UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

Avalon Acquisition Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40872	85-3451075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Embarcadero Center, 8th Floor

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 423-0010

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share and three-fourths one redeemable warrant	AVACU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	AVAC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per whole share	AVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 2, 2021, Avalon Acquisition Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that holders of the Company’s public units (the “Units”) sold in the Company’s initial public offering of 20,700,000 Units, which included 2,700,000 Units issued pursuant to the exercise in full of the Underwriter’s over-allotment option, may elect to separately trade the shares of Class A common stock, par value $0.0001 (the “Class A Common Stock”) and warrants (the “Warrants”) included in the Units commencing December 3, 2021. Each Unit consists of one share of Class A Common Stock and three-fourths of one redeemable Warrant. Those Units not separated will continue to trade on the Nasdaq Global Market under the symbol “AVACU”. The Class A Common Stock and the Warrants will trade on Nasdaq Global Market under the symbols “AVAC” and “AVACW”, respectively. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. Holders of the Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Class A Common Stock and Warrants.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON ACQUISITION INC.

	By:	/s/ S. Craig Cognetti
		Name:	S. Craig Cognetti
		Title:	Chief Executive Officer

Dated: December 3, 2021